Exhibit 10.18

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this “Agreement”) is entered into as of May 15, 2025 (the “Effective Date”), by and between Blue Ridge Digital Mining, LLC, a Delaware limited liability company (“Seller”), and BV Power Alpha LLC, a Delaware limited liability company (“Buyer”). Seller and Buyer are each a “Party” and collectively the “Parties.”

RECITALS

WHEREAS, Seller is the owner of sixty (60) Antboxes described in Exhibit A hereto (the “Antboxes”); and

WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, the Antboxes on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties agree as follows:

1. Sale and Purchase

1.1. Sale of Antboxes. Subject to the terms of this Agreement, on the Effective Date, Seller sells, conveys, and transfers to Buyer, and Buyer purchases from Seller, all of Seller’s right, title, and interest in and to the Antboxes, free and clear of all liens and encumbrances.

1.2. Purchase Price. The total purchase price for the Antboxes is the sum of twenty four (24) monthly payments of Ninety-Seven Thousand One Hundred Sixty-Six and 67/100 Dollars (US $97,166.67) each, payable as set forth in Section 1.3.

1.3. Payment Terms. Buyer shall make twenty four (24) equal monthly payments of US $97,166.67, commencing on August 15, 2025 and continuing on the fifteenth day of each month thereafter, with the final payment due on August 15, 2027. All payments shall be made to Seller via wire transfer to the account designated by Seller. No premium or penalty shall apply for prepayment in whole or in part. Buyer shall provide a guaranty on behalf of Blue Ridge Digital Mining LLC for its payments related to Antboxes owed to Merkle Standard LLC.

2. Delivery and Acceptance

2.1. Delivery. Seller shall deliver the Antboxes to Buyer’s specified facility within ten (10) business days of the Effective Date, at Seller’s expense.

2.2. Inspection and Acceptance. Buyer shall have five (5) business days after delivery to inspect the Antboxes and notify Seller of any non-conformity. If Buyer does not provide notice within such period, the Antboxes shall be deemed accepted.

3. Representations and Warranties

3.1. Seller’s Representations. Seller represents and warrants that:

(a)	Seller has good and marketable title to the Antboxes;

(b)	Seller has full power and authority to enter into and perform this Agreement.

3.2. Buyer’s Representations. Buyer represents and warrants that Buyer has full power and authority to enter into and perform this Agreement.

4. Miscellaneous

4.1. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its conflicts of law principles.

4.2. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

4.3. Amendments. This Agreement may be amended only by a written instrument signed by both Parties.

4.4. Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to its subject matter and supersedes all prior discussions and agreements, whether written or oral.

Execution

SELLER:

Blue Ridge Digital Mining, LLC

By:	/s/ Jerry Tang
Name:	Jerry Tang
Title:	Authorized Signatory
Date:

BUYER:

BV Power Alpha LLC

By:	/s/ Jerry Tang
Name:	Jerry Tang
Title:	Authorized Signatory
Date:	5.15.2025

Exhibit A

Description of the 60 Antboxes:

Equipment

box A	box B	box C	Zone # Miners
owner
BTMU500418 2	BTMU500450 0 Bitmain	BTMU500554 8	1

BTMU500538 4	BTMU500411 4 Merkle	BTMU500509 1	3

BTMU500555 3	BTMU500528 1 Merkle	BTMU500580 4	5

BTMU500423 8	BTMU50054367 Merkle	BTMU500581 0	7

BTMU500495 8	BTMU500577 0 Merkle	BTMU500527 6	9

BTMU500480 8	BTMU500550 6 Merkle	BTMU500572 2	11

BTMU500469 1	BTMU 50054367 Bitmain	BTMU500530 0	13

BTMU500462 3	BTMU 500528 1 Bitmain	BTMU500455 7	15

BTMU500569 8	BTMU 500411 4 Bitmain	BTMU500578 5	17

BTMU500537 9	BTMU500517 3 Bitmain	BTMU500594 9	19

BTMU510217 3	BTMU500150 0 Bitmain	BTMU510149 6	2

BTMU510181 3	BTMU510211 0 Merkle	BTMU510144 9	4

BTMU500424 3	BTMU500566 1 Merkle	BTMU500568 2	6

BTMU500559 5	BTMU500466 5	BTMU500396 7	8

	box A,B - VCV | box C - Merkle

BTMU500413 5	BTMU500464 4 Merkle	BTMU500403 2	10

BTMU500500 2	BTMU500588 8 Merkle	BTMU500609 8	12

BTMU500519 4	BTMU500503 9 Bitmain	BTMU500522 9	14

BTMU500504 4	BTMU500571 7 Bitmain	BTMU500591 2	16

BTMU500397 2	BTMU500445 4 Bitmain	BTMU500370 9	18

BTMU500382 2	BTMU500536 3 Bitmain	BTMU500434 6	20

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